Royce Total Return Fund
        Supplement to Prospectus dated April 30, 1997


In accordance with its dual objective of capital appreciation (realized and unrealized) and current income, Royce Total Return Fund will normally invest at least 80% of its assets in common stocks and convertible securities. At least 90% of these securities will be income-producing and at least 65% will be issued by companies with stock market capitalizations under $1 billion at the time of investment. The remainder of the Fund's assets may be invested in securities with higher stock market capitalizations, non-dividend-paying common stocks and non-convertible securities. While most of the Fund's securities will be income-producing, the composite yield of the Fund will vary and may be either higher or lower than the composite yield of the stocks in the S&P 500.


June 25, 1997